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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 2007
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                    International Thoroughbred Breeders, Inc.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                       0-9624                  22-2332039
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(State or other jurisdiction        (Commission            (I.R.S. Employer
     of incorporation)               File Number)          Identification No.)

               One East 11th Street, Riviera Beach, Florida 33404
               --------------------------------------------------
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (561) 845-2101
                                                           --------------

                                 NOT APPLICABLE
          (Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-14(C))

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                           FORWARD LOOKING STATEMENTS


     Certain statements and information included in this Current Report on Form 8-K (this "Current Report") constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this Current Report, the words or phrases "will," "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "projected," "intends to," or the negative of these terms and similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks, known and unknown, and uncertainties, including, but not limited to, the ability of the Registrant (as defined below) to obtain bankruptcy court approval with respect to motions in the Chapter 11 proceeding filed by it from time to time, potential adverse publicity surrounding the Chapter 11 proceeding, the ability of the Registrant to obtain and comply with obligations and covenants in the post-petition financing documents to the extent the Registrant determines to obtain post-petition financing, the ability of the Registrant to fund its working capital needs through the expiration of the post-petition financing and thereafter, the potential adverse impact of the Chapter 11 proceeding on the Registrant's liquidity or results of operations, the ability of the Registrant to obtain and maintain adequate relationships with vendors and customers and manage relationships with it creditors and other lenders, the ability of the Registrant to attract and motivate key employees in the future, potential actions of regulatory authorities which govern the Registrant's operation, including the potential for delisting by the Securities and Exchange Commission (the "SEC") and the potential for other liquidation resulting from the Registrant's activities prior to bankruptcy, the ability of the Registrant to develop, prosecute, confirm and consummate a plan of reorganization with respect to the Chapter 11 proceeding, the Registrant's ability to implement a plan of reorganization and obtain adequate post-petition financing or other capital on commercially acceptable terms, economic conditions, changes in laws or regulations and other risks described in the Registrant's reports filed with the SEC. Such factors could materially adversely affect the Registrant's future financial performance and could cause the Registrant's actual results for the future periods to differ materially from any opinions or statements expressed within this Current Report or other SEC reports. It is currently anticipated that additional discussion of such factors that could cause actual results to differ materially from managements's projections, forecasts, estimates and expectations will be contained in the Registrant's future filings with the SEC.


ITEM 8.01 OTHER EVENTS.


     In a Current Report on Form 8-K filed on August 10, 2007, International Thoroughbred Breeders, Inc. (the "Registrant"), previously disclosed that the Registrant and six of its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code, 11 U.S.C. Sections 101 et seq., in the U.S. Bankruptcy Court for the Southern District of Florida (the "Bankruptcy Court"), Case Number 06-16350-PGH. Additionally, pursuant to 11 U.S.C. Section 1104, the Bankruptcy Court directed the appointment of a Chapter 11 Trustee.

     In lieu of filing Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, each month the Registrant will file with the SEC a Current Report on Form 8-K that will have attached to it the monthly financial reports required by the Bankruptcy Court. A copy of the Registrant's monthly financial reports, filed with the Bankruptcy Court is attached hereto as Exhibits 99.1.

     In early August the DIP was replaced with a Trustee (Mark Calvert of Cascade Capital Group, (the "Trustee")). The Trustee provided a report to the stakeholders on the status of the Company in early August. On Tuesday August 28, a motion by the Unsecured Creditors Attorney was heard to convert the case to a Chapter 7 case. The Trustee testified that with the help of Company management, a total of approximately $5 million in operating expenses were eliminated consisting of approximately 60 employees, the closing of offices in New Jersey and Miami and concessions from a number of creditors. However the Trustee also testified the expenses would be increased for professional fees including trustee fees and additional marketing expense for a net reduction of approximately $3.5 million annually. In addition the Trustee testified that while there were a significant number of issues and problems to address, it appeared to be in all creditors best interest for the case not to be converted. On Friday August 31, the Judge ruled that the case should not be converted. In the same hearing a motion was reviewed for extension of the cash collateral and additional financing. The extension of cash collateral and additional financing was approved through the end of October 2007. The fourth quarter of the fiscal year is the slowest period of the year for the company. Thus the operating projections provided to the court for the cash collateral motion disclosed a "breakeven" operation for the balance of the third quarter and the fourth quarter. The Trustee is focused on the liquidation of excess assets. This includes the sale of the Royal Star, the Turnberry note and the Big Easy. The goal is to have these assets liquidated by the end of the year.

     THE REPORT CONTAINS FINANCIAL INFORMATION THAT HAS NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS, IS NOT PRESENTED IN ACCORDANCE WITH ACCOUNTING PRINCIPALS GENERALLY ACCEPTED IN THE UNITED STATES, AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS. THE REGISTRANT CAUTIONS READERS NOT TO PLACE UNDUE RELIANCE UPON THE INFORMATION CONTAINED IN THE REPORT WHICH CONTAINS UNAUDITED INFORMATION AND IS IN A FORMAT PRESCRIBED BY THE APPLICABLE BANKRUPTCY LAWS. THERE CAN BE NO ASSURANCE THAT THE REPORT IS COMPLETE. THE REPORT ALSO CONTAINS INFORMATION FOR A PERIOD THAT MAY BE SHORTER OR OTHERWISE DIFFERENT

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FROM  THOSE  CONTAINED  IN  THE  REGISTRANT'S  REPORTS  FILED  PURSUANT  TO  THE
SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

     99.1 Monthly consolidated and consolidating financial reports for International Thoroughbred Breeders, Inc. and subsidiaries for the period from October 1, 2007, to October 28, 2007 as filed with the Bankruptcy Court on November 20, 2007.


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

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES



                                   SIGNATURES

     Pursuant to the requirements of the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            INTERNATIONAL THOROUGHBRED
                            BREEDERS, INC.

                            By:/s/ Mark T. Calvert
                               ------------------------------------------
                                   Mark T. Calvert, Trustee

Date: November 21, 2007
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

EXHIBIT INDEX

                                     Exhibit

Number                                 Description

     99.1 Monthly consolidated and consolidating financial reports for International Thoroughbred Breeders, Inc. and subsidiaries for the period from October 1, 2007 to October 28, 2007 as filed with the Bankruptcy Court on November 20, 2007.


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